                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 8, 1999
                Date of earliest event reported: January 5, 1995

                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE               1-2714                   13-5503312
          (State of              (Commission              (IRS Employer
          Incorporation)         File Number)             Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3140
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 629-2440
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 5, 1998, Atlas Corporation, (the "Company") engaged the firm of Horwath Gelfond Hochstadt Pangburn & Co. ("Horwath") as its independent accountant. The decision to engage Horwath was made following consideration by the Audit Committee and after approval from the Bankruptcy Court. Neither the Company, nor someone on its behalf consulted Horwath regarding: (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement or a reportable event.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATLAS CORPORATION

Date: January 8, 1999             By:  /s/ James R. Jensen
                                       -------------------
                                       James R. Jensen
                                       Secretary and Chief Financial Officer